THE PARNASSUS FUND

       One Market-Steuart Tower #1600 San Francisco, Ca 94105 800-999-3505
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PROSPECTUS-MAY 1, 2000

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     The  Parnassus  Fund (the  "Fund") is a mutual  fund,  managed by Parnassus
Investments (the "Adviser") that invests in a diversified group of securities. The Fund's investment objective is to achieve long-term growth of capital. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.


TABLE OF CONTENTS

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
Investment Summary                     2     The Adviser                      9
Performance Information                3     How to Purchase Shares          10
Fund Expenses                          4     How to Redeem Shares            13
The Legend of Mt. Parnassus            5     Distributions and Taxes         14
Investment Objective and Policies      5     Financial Highlights            15
Investment Risks                       7     General Information             15
Management                             7




LIKE SECURITIES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC), AND THE SEC HAS NOT DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY

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Investment Objective and Principal Strategies

     The Parnassus Fund is a stock fund whose investment objective is to achieve long-term growth of capital. The Fund invests mainly in domestic stocks and subscribes to the "contrarian" strategy of investing. This means that the Fund's Adviser seeks stocks that are currently out of favor with the investment community, but that it believes are financially sound and have good prospects for the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales and earnings histories, net cash flow and outlook for future earnings.

     The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fund

     Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of those indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Adviser recommends a minimum three-year holding period.)

PERFORMANCE INFORMATION

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     The bar chart below provides an indication of the risks of investing in The
Parnassus Fund by showing changes in the Fund's performance from year to year over a 10-year period. The returns in the chart do not include the effect of the sales charge which would have made the returns lower. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                [GRAPHIC OMITTED]



     During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 26.9% (quarter ending September 30, 1990).

     Below is a table comparing the performance of The Parnassus Fund with the S&P 500 Index and the average mid-cap value fund followed by Lipper Inc. The total return column of the table assumes that the maximum sales charge of 3.5% was deducted from the initial investment. The performance figures for the average mid-cap value fund do not deduct any sales charges that may apply. Figures are average annual returns for the one, five and ten-year periods ending December 31, 1999.

-------------------------------------------------------------------------------------------------------------
PERIODS ENDING                   AVERAGE ANNUAL           LIPPER MID-CAP         WILSHIRE 5000        S&P 500
DECEMBER 31, 1999                 TOTAL RETURN             VALUE AVERAGE             INDEX              INDEX
-------------------------------------------------------------------------------------------------------------
One Year                             42.57%                    9.68%                23.82%             21.04%
Five Years                           16.07%                   16.55%                27.11%             28.46%
Ten Years                            16.37%                   12.71%                17.61%             18.14%
-------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor's Composite Index of 500 large stocks, a widely recognized index of common stock prices. The Wilshire 5000 is a composite index of more than 5,000 companies that includes virtually all publicly-traded companies that are suitable for investment by institutional investors. For comparative purposes, The Parnassus Fund will henceforth use the Wilshire 5000 instead of the S&P 500 because the former is more representative of the market as a whole while the S&P 500 emphasizes larger companies. An individual cannot invest in the S&P 500 Index or the Wilshire 5000 Index and these indices do not take any investing expenses into account as do the figures for The Parnassus Fund and Lipper's Mid-Cap Value Average.

FUND EXPENSES

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     This table  describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
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Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price) ......................................3.5%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ............... None
Redemption Fees ........................................................... None

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees .......................................................... 0.65%
12b-1 Fees ................................................................ None
Other Operating Expenses ................................................. 0.42%
Total Fund Operating Expenses ............................................ 1.07%


     The Example in this table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%* return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 ONE YEAR           THREE YEARS             FIVE YEARS               TEN YEARS
   $455                $678                    $919                   $1,610

     The expenses shown above are the total fees paid throughout the time period--not ones you pay every year. For example, the $1,610 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

     From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. The Fund did not engage in such directed brokerage in 1999. If it does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.
[FN]

* The 5% figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.

THE LEGEND OF MT. PARNASSUS

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     Parnassus  is a mountain in central  Greece whose twin peaks rise more than
8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

     The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

     There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

     The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and, frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVE AND POLICIES

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Objective

     The Fund's investment objective is to achieve long-term growth of capital. The Fund will attempt to achieve this objective by investing primarily in "equity securities" of companies of various sizes based on the criteria described below. "Equity securities" consist of common stocks or securities having the characteristics of common stocks which include convertible securities or warrants. There can be no assurance that the Fund will achieve its objective.

Selection Process

     In general, the Fund's Adviser uses three basic criteria in identifying equity securities eligible for the Fund's portfolio:

     1) the security is selling at a price below its intrinsic value as calculated by the Adviser (contrarian principle);

     2) the issuer is financially sound with good prospects for the future (financial principle); and

     3) the company, in the Adviser's judgment, meets the social criteria below (social principle).

     Once a security is purchased, however, the Adviser may continue to hold it even if it is no longer undervalued.

Social Policy

     The Adviser looks for certain social policies in the companies in which the Fund invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

     Although the Fund emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     The social criteria of The Parnassus Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still enable the Fund to provide a competitive rate of return.

Other Policies

     The Fund may invest up to 15% of its total assets in foreign securities. The Fund also may invest up to 5% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below-market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

     Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes or pending the investment of the proceeds from sales of shares of the Fund or sales of portfolio securities, or for other reasons at the discretion of the Adviser, all or part of the assets may be invested in money market instruments or in investment grade, long-term debt securities. The Fund may invest up to 5% of its total assets in warrants. Investing heavily in these securities limits the Fund's ability to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable.


INVESTMENT RISKS

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     All  investments  involve risk and  investing in the Fund is no  exception.
Because the Fund invests primarily in equity securities, there is the risk that individual stocks owned by the Fund could lose value. Also, the equity markets as a whole could go down, resulting in a decline in value of the Fund's investments. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

     Foreign securities are affected by foreign markets, economics and political systems, which may not be as stable as in the U.S. Also, changing values of foreign currencies can cause losses and foreign securities may be less liquid than U.S. stocks and bonds. Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risks.

     For risks of investing in community loan funds and money market instruments see the caption "Other Policies" above.

MANAGEMENT

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     The Trustees and officers are listed below,  together with their  principal occupations during at least the past five years.

     Jerome L. Dodson*, 56, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson has been the Fund's portfolio manager since its inception. He is also President and Trustee of The Parnassus Income Trust.

     David L. Gibson, 60, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a J.D. from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Income Trust.

     Gail L. Horvath, 50, Trustee, is co-owner of Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Income Trust.

     Herbert A. Houston, 56, Trustee, is a health care consultant. Previously, he spent 12 years as the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Mr. Houston is on the Board of the Alameda County Medical Center and is a Health Commissioner for Alameda County. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Income Trust.

     Cecilia C.M. Lee, 56, Trustee, is President of hybridArts.com, a Silicon Valley-based electronics firm. She is a San Francisco Asian Art commissioner and serves on the board of public television station KQED. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Income Trust.

     Leo T. McCarthy, 69, Trustee, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Income Trust and a Director of the Forward Global Fund, another mutual fund.

     Donald E. O'Connor, 63, Trustee, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry). During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Income Trust.

     Howard M. Shapiro, 68, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Income Trust. He is no relation to Joan Shapiro.

     Joan Shapiro, 57, Trustee, is a consultant in development banking, community reinvestment, ethical investing and corporate social responsibility. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Income Trust. She is no relation to Howard Shapiro.

     Bryant Cherry, 35, Vice President and Treasurer, is also Vice President and Treasurer of Parnassus Investments. Previously, he worked for Stanford University's Graduate School of Business, Frank, Rimerman & Co. Accountancy and Merrill Lynch & Co. He is a graduate of Stanford University and holds a Master's degree in accounting from San Jose State University. Mr. Cherry joined Parnassus Investments in 2000. He is also Vice President and Treasurer of The Parnassus Income Trust.

     Susan Loughridge, 51, Vice President and Shareholder Services Manager. Ms. Loughridge is a graduate of University of Arizona. She began her career as an examiner for the Federal Home Loan Bank Board and later joined Continental Savings where she managed Branch Operations until 1991. She has served as Shareholder Services Manager at Parnassus Investments since 1993. Ms. Loughridge is also Vice President of The Parnassus Income Trust.

     Richard D. Silberman, 62, Secretary, is an attorney specializing in business law. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary of The Parnassus Income Trust.
[FN]

* Denotes "interested" trustee as defined in the Investment Company Act of 1940.


THE ADVISER

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     Parnassus Investments (the "Adviser"),  One Market-Steuart Tower #1600, San
Francisco, California 94105, acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees. It supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Adviser has had 15 years of experience managing the Fund. Mr. Jerome L. Dodson has served as the Fund's portfolio manager since its inception. For more information on Mr. Dodson, see "Management" above.

     For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the Fund's average daily net assets are used: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; and 0.60% of the amount above $200 million. For 1999, the Fund paid the Adviser 0.65% of its average daily net assets which totaled $2,010,365.

HOW TO PURCHASE SHARES

--------------------------------------------------------------------------------

     Because the sales charge on its shares is lower than that charged by many other investment companies which impose a sales charge, The Parnassus Fund is what is commonly called a "low load" fund.

     Shares of the Fund may be purchased by sending a check directly to the Adviser, which is also the Fund's principal underwriter ("Distributor") (see "Direct Purchase of Shares" below), or by ordering shares through a broker-dealer which is a member of the National Association of Securities Dealers, Inc. and has signed a sales agreement with the Distributor (see "Purchases through a Broker-Dealer" below). The purchase price per share is the offering price, which is the net asset value per share as of the next calculation after the order is placed, plus a sales charge calculated as follows:

------------------------------------------------------------------------------------------------------------------
     Sales Charge as a Percentage of                  Offering          Net Asset          Dealer Discount as a
     Amount of Transaction at Offering Price            Price            Value           Percentage Offering Price
------------------------------------------------------------------------------------------------------------------
     Less than $15,000                                   3.5%             3.63                     3.5%
     $15,000 but less than $25,000                       3.0              3.09                     3.0%
     $25,000 but less than $50,000                       2.5              2.56                     2.5%
     $50,000 but less than $100,000                      2.0              2.04                     2.0%
     $100,000 but less than $250,000                     1.5              1.52                     1.5%
     $250,000 but less than $500,000                     1.0              1.01                     1.0%
     $500,000 but less than $1,000,000                   0.5              0.50                     0.5%
     $1,000,000 or more                                              No Sales Charge
------------------------------------------------------------------------------------------------------------------


     These types of investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge: 1) an individual, his or her spouse and their children purchasing for his, her or their own account(s) and 2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account.

     Certain categories of people may invest in The Parnassus Fund without paying a sales charge. These categories include Trustees, officers and employees of The Parnassus Fund and the Fund's Adviser, representatives registered with the National Association of Securities Dealers, Inc., custodial accounts qualifying under Section 403(b) or Section 401(k) of the Internal Revenue Code of 1986 (the Code), pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Code and discretionary accounts of bank trust departments or registered investment advisers. Investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares at net asset value (i.e., without a sales charge) on their behalf by an investment adviser, a brokerage firm or other financial institution.

Statement of Intention (Letter of Intent)

     A single investor may also obtain the reduced sales charges shown above by completing a Statement of Intention. By expressing in writing an intent to invest $15,000 or more within a thirteen-month period, a single investor may obtain the reduced sales charges shown above. To receive the reduced sales charge, you can complete the "letter of intent" section on the application or write your own letter of intent.

     While a shareholder is not obligated to fulfill a letter of intent, if the goal is not met, the purchaser is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no Statement of Intention been signed.

Rights of Accumulation

     A single investor may also obtain a cumulative quantity discount (known as a right of accumulation or ROA) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. A shareholder may also add the total of any investment in The Parnassus Income Trust to The Parnassus Fund total for purposes of calculating the sales charge. To benefit from any ROA, a shareholder must identify any ROA links to other accounts and communicate these links to the Fund's shareholder service staff.

Other Information

     The Fund also offers additional services to investors, including plans for the systematic investment and withdrawal of money, as well as IRA, Roth IRA and SEP plans. Information about these plans is available from the Distributor.

     The minimum initial investment in the Fund is $2,000 except for retirement plans, accounts opened pursuant to a Uniform Transfers to Minors Act or a Uniform Gifts to Minors Act (UGMA), and Parnassus Automatic Investment Plan
(PAIP) accounts which have a $500 minimum initial investment. The minimum additional investment is $50. The Distributor reserves the right to reject any order.

DIRECT PURCHASE OF SHARES
--------------------------------------------------------------------------------

     An investor should complete and mail an application form and send it along with a check payable to The Parnassus Fund. It should be sent to the Fund at the following address:

                               The Parnassus Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

     An initial investment must be at least $2,000 except for PAIP accounts, UGMA accounts and certain employee benefit plans or tax qualified retirement plans (e.g. IRA(s), SEP(s)) which have a $500 minimum. Additional investments for all accounts must be at least $50. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The investment will be processed at the public offering price calculated on the same business day it is received if it arrives before 1:00 p.m. San Francisco time;

otherwise, it will be processed the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.


Purchases Via Parnassus Automatic Investment Plan (PAIP)

     After making an initial investment to open an account, a Fund shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic
Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Purchases Through A Broker-Dealer

     All orders placed with broker-dealers must be received by the Fund prior to 1:00 p.m. San Francisco time in order to be processed that day. Any order received after 1:00 p.m. will be processed the following business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

Net Asset Value

     The Fund's net asset value (NAV) per share is usually calculated at the close of trading on the NYSE, usually 4:00 p.m. Eastern time, on each day that the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The net asset value may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. In general, the value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.

Telephone Transfers

     If a shareholder wishes to use telephone transfer privileges, he or she must indicate this on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the other Parnassus Funds. Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and Parnassus Investments will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service, but you can avoid this charge by selling your shares directly to the Fund as described below.

     To sell your shares directly to the Fund (that is, to redeem your shares), you must send your written instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your written instructions in proper form. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. Wiring funds will require a signature guarantee. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

     If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary to determine that the purchase check will be honored. Rules of the Securities and Exchange Commission
(SEC) also authorize delayed redemptions during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period authorized by the SEC for the protection of investors.

     REINVESTMENT PRIVILEGE. If you redeem some or all of your shares and then change your mind, you may reinvest them without sales charge at the net asset value if you do so within 60 days. This privilege may be exercised only once by a shareholder with respect to this Fund. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or SEP. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. If a shareholder redeems shares from the Fund and invests the proceeds in shares of The Parnassus Income Trust, the shareholder may reinvest the proceeds of the redemption of those shares back into the Fund at any time without a sales charge. The Fund resumes the right to modify or eliminate this exchange privilege in the future.

     REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

     Income dividends and capital gain distributions will ordinarily be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund, and there is no sales charge for this reinvestment. Shareholders who prefer to receive payment of income dividends and/or capital gain distributions in cash should notify the Fund at least five days prior to the payment date. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Annually, you will receive on Form 1099 the dollar amount and tax status of all distributions you received.

     The Fund may be required to impose backup withholding at a rate of 31% from any income dividends and capital gain distributions and upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers and reporting dividends.

     To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.

     The dividend and capital gain distribution is usually made in December of each year. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the period ended December
31 are as follows:

                                                        1999         1998        1997          1996         1995
                                                      ------------------------------------------------------------
Net asset value at beginning of year                   $ 36.24     $ 35.74      $ 34.39      $ 31.77       $ 32.82
                                                      ------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.21)       (0.06)       (0.14)       (0.06)         0.15
Net realized and unrealized gain on securities          17.29         0.56        10.04         3.77          0.07
                                                      ------------------------------------------------------------
     Total from investment operations                   17.08         0.50         9.90         3.71          0.22
                                                      ------------------------------------------------------------
Distributions:
Dividends from net investment income                      .--          .--          .--          .--         (0.16)
Distributions from net realized gain on securities      (2.65)         .--        (8.55)       (1.09)        (1.11)
                                                      ------------------------------------------------------------
     Total distributions                                (2.65)        0.00        (8.55)       (1.09)        (1.27)
                                                      ------------------------------------------------------------
Net asset value at end of year                        $ 50.67      $ 36.24       $35.74      $ 34.39        $31.77
                                                      ============================================================
Total return*                                           47.74%        1.40%       29.70%      11.68%          0.62%
Ratios/supplemental data:
Ratio of expenses to average net assets                  1.07%        1.10%        1.11%       1.10%          1.02%
Ratio of net investment income (loss) to
     average net assets                                 (0.50%)      (0.09%)      (0.44%)     (0.17%)         0.54%
Portfolio turnover rate                                 65.70%       99.20%       68.90%      59.60%         29.10%
Net assets, end of year (000's)                      $363,817     $302,762     $337,425    $268,235       $259,133


*Total return figures do not adjust for the sales charge.

Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Fund's 1999 annual report.

GENERAL INFORMATION

--------------------------------------------------------------------------------
     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

                               INVESTMENT ADVISER
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                www.parnassus.com

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    CUSTODIAN
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                  LEGAL COUNSEL
                            Gardner, Carton & Douglas
                            321 N. Clark Street #3300
                                Chicago, IL 60610

                   You can obtain additional information about
                  The Parnassus Fund. A Statement of Additional
               Information (SAl) dated May 1, 2000 has been filed
             with the SEC and is incorporated in this prospectus by
           reference (i.e., legally forms a part of the prospectus).
              The Fund also publishes an annual, a semiannual and
                two quarterly reports each year that discuss the
                Fund's holdings and how recent market conditions
              as well as the Fund's investment strategies affected
                  performance. For a free copy of any of these
               documents or to ask questions about the Fund, call
                    Parnassus Investments at (800) 999-3505.

              The SAl, the Fund's annual, semiannual and quarterly
             reports and other related materials are also available
              on the SEC's Internet Web site (http://www.sec.gov).
                 You can also obtain copies of this information
                  upon paying a duplicating fee, by writing the
                      Public Reference Section of the SEC,
                          Washington, D.C. 20549-6009.
               You can also review and copy information about the
             Fund, including the SAl, at the SEC's Public Reference
             Room in Washington, D.C. or make an electronic request
                   at public info@sec.gov. Call 202-942-8090
                 for information on the operation of the SEC's
                 Public Reference Room. The Investment Company
                          Act of 1940 File Number for
                        The Parnassus Fund is 811-4044.

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